UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

AQUAMER MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52327	04-3516924

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Algonquian Drive Natick, MA	01760

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 508 647 0041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As described in Item 2.01 below, on August 16, 2010 the Company entered into a Stock Purchase Agreement (the "Agreement"), by and among Aquamer Medical Corp., a Delaware Corporation ("we," "Aquamer," "AQUM" or the "Company") and the eleven shareholders (the "UAC Shareholders") of Urban Agriculture Corporation, a Delaware Corporation ("UAC"). The closing of the transaction (the "Closing") took place on August 16, 2010 (the "Closing Date"). On the Closing Date, pursuant to the terms of the Agreement, Aquamer acquired 100% of the outstanding shares of UAC (the "UAC Shares") from the UAC Shareholders. In exchange, we issued to the UAC Shareholders an aggregate of 60,000,002 shares  (the "Aquamer Shares") of the Company's Common Stock, $.0001 par value (the "Common Stock") representing 34.9% of the outstanding Common Stock after the Closing.  The Company is withholding delivery of 30,000,001 of the Aquamer Shares for one year as its sole recourse in the event of a breach of any representation or warranty by any UAC Shareholder.   The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Based on information currently available to it, the Company believes that four of the former UAC Shareholders (Robert McGuire, James R. Bolton, Sahin Atlas and Robert Hesse) are also stockholders in ThermaFreeze Products Corporation ("ThermaFreeze"), which owned more than 10% of the Company prior to its acquisition of UAC.  Based on information publicly available, the Company believes that Mr. James R. Bolton is also the Chief Operating Officer of ThermaFreeze.

Pursuant to the Agreement, UAC became the Company's wholly-owned subsidiary.  A copy of the Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K.

Concurrent with the closing, Richard Falcone has resigned as Chief Executive Officer of Aquamer and is being replaced by Edwin A. Reilly who has been appointed Chief Executive Officer and Director.  Michael J. Mahoney has been appointed as President and Director, and James A. Shanahan has been appointed its Chief Financial Officer and Secretary.

Item 2.01  Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on August 16, 2010, the Registrant, completed the acquisition of all the issued and outstanding capital stock of Urban Agriculture Corporation  ("UAC").

See Item 1.01 above for a description of relationships between Aquamer and any affiliate, of Aquamer and any UAC Shareholder.  Except as described in Item 1.01, the Company does not know of any relationships between any UAC Shareholder and any director or officer of Aquamer or any associate of such director or officer.

Certain statements made in this Current Report on Form 8-K are "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the plans and objectives of management for future operations. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Aquamer Medical Corp. (the "Company") to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. The Company's plans and objectives are based, in part, on assumptions involving the continued expansion of business. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes its assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance the forward-looking statements included in this Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

UAC was organized to conduct urban indoor vertical farming business. Vertical farming seeks through high density production methods to increase fruit, produce and herb production using a  much reduced physical footprint and fewer resources relative to field agriculture. Vertical farming systems have the potential for increasing urban food supplies while decreasing the ecological impact of farming including a smaller carbon footprint due to the reduction in fuel required transporting product across the country.  UAC currently holds an exclusive license (the "License Agreement") for the Commonwealth of Massachusetts and has right of first refusal to purchase exclusive licenses for New Jersey, Pennsylvania and California from TerraSphere Systems, LLC ("TerraSphere") a company which designs and builds proprietary systems for growing fruits and vegetables in controlled, indoor environments. A copy of the License Agreement is included as Exhibit 2.2 to this Current Report on Form 8-K.

UAC's plans to grow fruits and vegetables indoors using TerraSphere's proprietary system of vertically stacked indoor growing trays for which light, temperature, water and nutrition are electronically monitored and controlled on a constant basis. Once implemented, UAC's farming activities should offer consumers a healthy, local, sustainable, eco-friendly alternative to large-scale industrial farming, which generally depends on types of fertilizers, herbicides and pesticides that may be harmful to consumers, the agricultural products themselves and the environment in which the products are grown.

We believe that the UAC's proposed business holds great promise, given current trends in food distribution and consumption.  However, UAC has not yet started its proposed business operations or realized any revenues. It has no operating history upon which an evaluation of its future success or failure can be made. Its ability to achieve and maintain profitability and positive cash flow in its operation is dependent initially upon its ability to construct its first functioning facility using the TerraSphere technology.  Although UAC has a term sheet for a facility in Massachusetts, no final decision has been made as to the location.  Based upon its current plans, UAC can be expected to incur operating losses for the foreseeable future, since since it will be incurring expenses and not generating revenues.  No guarantee can be given that UAC will be successful in generating revenues in the future.  If UAC cannot generate a profit, we may have to suspend its operations.

Based on an average closing price of thirty cents ($.30) per share for the Company's Common Stock over the 10 days prior to Closing, the purchase price represented by the  60,000,0002 Aquamer Shares equaled approximately $18,000,000.  The purchase price is subject to a post-closing adjustments and possible forfeiture of up to 30,000,001 of the Aquamer Shares, which are being held back for one year as the Company's sole recourse in the event of a breach of any representation or warranty by any UAC Shareholder.

UAC management is continuing following the Closing in accordance with certain employment or consulting agreements filed as exhibits to this Current Report.  The Board of Directors of the Company has confirmed that Edwin A. Reilly will continue as the sole director and President of UAC and Mr. Reilly has been appointed Chief Executive Officer and Director of the Company.  Michael J. Mahoney has been appointed as President and Director of the Company, and James A. Shanahan has been appointed its Chief Financial Officer and Secretary.

Item 3.02  Unregistered Sales of Equity Securities

On August 16, 2010, the Company issued the 60,000,002 shares to the UAC Shareholders pursuant to the acquisition and merger described under Item 2.01 above (the "UAC Acquisition") in exchange for 100% of the outstanding shares of UAC. The Shares were issued pursuant to an exemption claimed by Aquamer under Section 4(2) of the Securities Act of 1933, as amended.  There were only eleven (11) UAC Shareholders, each of whom represented that he or she is an "accredited investor" as defined in Rule 501 of Regulation D, and each of the UAC Shareholders had access to all publicly filed information regarding the Company that would have been contained in a registration statement. No convertible securities were issued.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Concurrent with the Transaction, Richard Falcone has resigned as Chief Executive Officer of Aquamer and is being replaced by Edwin A. Reilly who has been appointed Chief Executive Officer and Director.  Michael J. Mahoney has been appointed as President and Director of Aquamer, and James A. Shanahan has been appointed its Chief Financial Officer and Secretary.

There was and is no arrangement or understanding between any officer and any other person which led to their selection as an officer.

The biographies of the new officers and directors are set forth below:

Edwin A. Reilly, Chief Executive Officer and Director (Age 64)- was Chief Executive Officer and Director of Andover Medical, Inc., a distributor of durable medical equipment and services to the orthopedic care markets in the United States from 2006 through 2009.  Formerly, he was Chief Executive Officer, Bellacasa Productions, Inc., a medical device company, from September 2005 to August 2006.  Mr. Reilly was also Chief Executive Officer of Ortho Rehab, Inc from 2004 to 2005, a $40 million manufacturer and distributor of continuous passive motion devices.  He was an officer of Med Diversified Inc. ("Med") from 2001 to 2004.  He was Med's Chief Operating Officer from March 2003 to August 2004 and Secretary from October 2001 to August 2004 and Executive Vice President of Administration and Human Resources from August 2001 until March 2003. Previously, Mr. Reilly served as Executive Vice President of Administration and Human Resources for Chartwell Diversified Services, Inc. (and its predecessor company) from 1999 to 2001. He was Vice President of Human Resources for Serono Laboratories, Inc. from 1985 to 1999. Prior to that role, he served as Vice President of Human Resources for the International Health Care Group of Revlon, Inc. Mr. Reilly holds an M.B.A. in Corporate Finance from New York University and a B.S. in Economics from Fordham University.

Michael J. Mahoney, President, Chief Operating Officer and Director (Age 51)  – has been a principle in Security Search & Abstract Company, a leading provider of public information searches (title, encumbrances, judgments, liens, UCC, etc.) for financial institutions and real estate related companies since 2004. From 1997 to 2003 Mr. Mahoney was Chairman and Chief Executive Officer of the VIATEL group of companies, market leaders in the delivery of communications and information services to businesses, carriers, and Internet service providers in Western Europe and North America.  From 1994 to 1996 Mr. Mahoney held several senior management positions with VIATEL.  Mr. Mahoney has also held other critical leadership positions in business and industry, including;  Chairman of the Telecommunications Committee for the Trans-Atlantic Business Dialogue (www.tabd.org), an organization comprised of American and European companies' CEOs and representatives of appropriate US and European government units that is designed to foster greater cooperation and boost trans-Atlantic trade and investment opportunities through the removal of barriers; Member of the U.S. Department of State's Advisory Committee on Communications and Information Policy, a committee of industry executives appointed by the President of the United States; Director of the Washington, DC based Computer and Communications Industry Association, an organization promoting the business and policy interest of its member companies.  Mr. Mahoney holds an M.S. from Murray State University and a B.A. from West Chester State College.

 James A. Shanahan, Chief Financial Officer and Secretary (Age 53) - was Chief Financial Officer of Andover Medical, Inc., a distributor of durable medical equipment and services to the orthopedic care markets in the United States from 2006 through 2009.  From 2001 to 2006, he was the vice president of finance with Med Diversified Inc., then the largest healthcare staffing and infusion company in the United States. Mr. Shanahan holds a B.A. from Oberlin College, an M.B.A. from Cornell University, Johnson Graduate School of Management, and an M.S. from Bentley College. He is a member of the American Institute of Certified Public Accountants and the New Hampshire Society of Certified Public Accountants.

(c) Family Relationships

There are no family relationships between any executive officer or director of the Company and any other executive officer or director of the Company.

(d) Employment Agreements of the Executive Officers

Neither Mr. Reilly nor Mr. Mahoney have employment agreements with the Company and neither is receiving compensation from the Company, other than the compensation each is receiving from UAC as provided in the following employment agreements with UAC:

As of May 1, 2010, Mr. Reilly entered into an employment agreement with UAC.  The agreement provides for Mr. Reilly to serve as Chief Executive Officer of UAC for an initial term of three years at an annual salary of $200,000 per year and also provides for a possible bonus of up to 50% of his salary.  He was also granted shares of UAC common stock representing six percent (6%) of the amount outstanding after the grant.  According to the agreement the Company may terminate it by giving notice to Mr. Reilly not less than one (1) year prior to the termination date.  The agreement is automatically extended for additional one-year periods unless terminated by notice given 90 days prior to its expiration.

On July 8, 2010, Mr. Mahoney entered into an employment agreement with UAC.  The agreement provides for Mr. Mahoney to serve as President of UAC for an initial term of three years at an annual salary of $190,000 per year and also provides for a possible bonus of up to 50% of his salary.  (For 2010, his target bonus is $47,500.) According to the agreement the Company may terminate it by giving notice to Mr. Mahoney of not less than six (6) months prior to the termination date.  He was also granted shares of UAC common stock representing five percent (5%) of the amount outstanding after the grant.  The agreement is automatically extended for additional one-year periods unless terminated by notice given 90 days prior to its expiration.

The employment agreements with Mr. Reilly and Mr. Mahoney with UAC are included as exhibits to this Current Report on Form 8-K.

Mr. Shanahan is employed at will by Aquamer on a per diem basis at $90 per hour.

All other disclosure regarding the departure and appointment of the principal officers and directors of the registrant in Item 1.01 above, is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
 (a)  Financial statements of business acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy one days after the due date of this Report.

 (b)  Pro Forma financial information.
In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) within seventy one days after the due date of this Report.

 (d)           Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement dated August 16, 2010 by and among Aquamer Medical Corporation and the UAC Shareholders.
2.2	Terrasphere License Agreement dated June 27, 2010
2.3	Employment Agreement dated May 1, 2010 by and among Urban Agriculture Corporation and Edwin A. Reilly.
2.4	Employment Agreement dated July 1, 2010 by and among Urban Agriculture Corporation and Michael J. Mahoney.
99.1	Press release dated August 16, 2010

[Signatures on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2010	AQUAMER MEDICAL CORP.

	By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly
Title: Chief Executive Officer